UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 10, 2007
Adams Respiratory Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51445	75-2725552

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4 Mill Ridge Lane, Chester, New Jersey 07930

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (908) 879-1400
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
          On December 10, 2007, Adams Respiratory Therapeutics, Inc., a Delaware corporation (the “Company”), Reckitt Benckiser Group plc, a United Kingdom corporation (“Parent”), and Twickenham Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will commence a cash tender offer (the “Tender Offer”) to acquire all of the issued and outstanding shares of common stock, par value $0.01 per share, of the Company (the “Company Shares”) at a price per share equal to $60.00 (the “Per Share Consideration”) within 20 business days. The Tender Offer will remain open for at least 20 business days.
          Following the consummation of the Tender Offer, Merger Sub will merge with and into the Company (the “Merger”), pursuant to which all Company Shares not acquired in the Tender Offer will be converted into the right to receive the Per Share Consideration, except for (i) Company Shares held by holders who comply with the relevant provisions of the Delaware General Corporation Law regarding the rights of stockholders to dissent from the Merger and require appraisal of their shares, and (ii) Company Shares held in the treasury of the Company or owned by Parent or Merger Sub. The Merger Agreement includes customary representations, warranties and covenants by the parties. The Company’s Board of Directors has unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Tender Offer and the Merger.
          Consummation of the Tender Offer is subject to certain conditions, including, among other things: (1) the tender of a majority of Company Shares outstanding on a fully diluted basis, (2) the absence of injunctions prohibiting the Tender Offer or the Merger, (3) receipt of any required governmental consents and approvals, including the expiration or termination of any waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (4) accuracy of representations of the Company, (5) compliance with covenants of the Company, and (6) the absence of a material adverse effect on the Company.
          The Merger Agreement contains certain termination rights for both the Company and Parent, and further provides that, upon termination of the Merger Agreement under specified circumstances, the Company may be required to pay Parent a termination fee equal to $69,403,000.
          In the Merger Agreement, the Company granted to Parent and Merger Sub an irrevocable option (the “Merger Option”) to purchase, at a per share price equal to the Per Share Consideration, Company Shares equal to the number of Company Shares that, when added to the number of Company Shares owned by Parent and Merger Sub immediately following consummation of the Tender Offer, equals one Company Share more than 90% of the Company Shares then outstanding on a fully diluted basis. Pursuant to the Merger Option, the Company shall only be required to issue up to that number of shares that would not require a vote of the Company’s stockholders to authorize additional shares of capital stock under the rules of the NASDAQ Stock Market.
          The foregoing summary of the Merger Agreement and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Merger Sub or Parent. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by the Company to Parent and Merger Sub in connection with the signing of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the Company, on the one hand, and Merger Sub and Parent, on the other hand, rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about the Company, Merger Sub or Parent.

          The Company and Parent issued a joint press release on December 10, 2007 announcing the execution of the Merger Agreement and the commencement of the Tender Offer within 20 business days. A copy of the press release was previously filed on Schedule 14D-9 by the Company on December 10, 2007 and is incorporated herein by reference.
Important Information
     This Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell securities. The tender offer for the outstanding shares of Adams Respiratory Therapeutics, Inc. common stock has not commenced. At the time the offer is commenced, an indirect, wholly owned subsidiary of Reckitt Benckiser Group plc will file a tender offer statement on Schedule TO with the Securities and Exchange Commission and Adams will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the offer. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement will contain important information that should be read carefully before any decision is made with respect to the tender offer. Those materials will be made available to Adams’ security holders at no expense to them. In addition, all of those materials (and all other offer documents filed with the SEC) will be available at no charge on the SEC’s website at www.sec.gov.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit
Number	Description
2.1	Agreement and Plan of Merger, dated December 10, 2007, by and among Adams Respiratory Therapeutics, Inc., Reckitt Benckiser Group plc and Twickenham, Inc.*
99.1	Joint press release, dated December 10, 2007, issued by Adams Respiratory Therapeutics, Inc. and Reckitt Benckiser Group plc (incorporated by reference to the Company’s Solicitation/Recommendation Statement on Schedule 14D-9 filed on December 10, 2007).

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS RESPIRATORY THERAPEUTICS, INC. (Registrant)
Dated: December 10, 2007	By:	/s/ Walter E. Riehemann
Walter E. Riehemann
Executive Vice President, General Counsel, Chief Compliance Officer and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Agreement and Plan of Merger, dated December 10, 2007, by and among Adams Respiratory Therapeutics, Inc., Reckitt Benckiser Group plc and Twickenham, Inc.*
99.1	Joint press release, dated December 10, 2007, issued by Adams Respiratory Therapeutics, Inc. and Reckitt Benckiser Group plc (incorporated by reference to the Company’s Solicitation/Recommendation Statement on Schedule 14D-9 filed on December 10, 2007).

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.